Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hawaiian Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christine R. Deister, as Chief Financial Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2003	/s/ Christine R. Deister
Christine R. Deister
Executive Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided  to Hawaiian Holdings, Inc. and will be retained by Hawaiian Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.